UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2011 (April 12, 2011)
CARE INVESTMENT TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor
New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1410
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
     On April 12, 2011, the Company dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm. The decision to dismiss Deloitte was made by the Company’s Audit Committee. On April 18, 2011, the Company appointed KPMG LLP (“KPMG”) as its independent registered public accounting firm for the fiscal year ending December 31, 2011. The decision to retain KPMG also was approved by the Company’s Audit Committee.
     The reports issued by Deloitte on the Company’s consolidated balance sheets as of December 31, 2010 (Successor) and 2009 (Predecessor) and consolidated statements of operations, stockholders’ equity and cash flows for the periods August 13, 2010 to December 31, 2010 (Successor) and January 1, 2010 to August 12, 2010 (Predecessor) and the years ended December 31, 2009 and 2008 (Predecessor) did not contain any adverse opinion or disclaimer of an opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.
     During the periods August 13, 2010 to December 31, 2010 (Successor) and January 1, 2010 to August 12, 2010 (Predecessor) and the year ended December 31, 2009 (Predecessor), and through April 15, 2011, there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such year and period. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K that occurred during the periods and year referenced above and through April 15, 2011.
     As required by Item 304(a)(3) of Regulation S-K, the Company has provided Deloitte with a copy of the disclosures contained in this Report on Form 8-K and has requested that Deloitte review such disclosures and furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the statements made by the Company in this Report on Form 8-K and, if not, stating the respects in which it does not agree.
     During the periods August 13, 2010 to December 31, 2010 (Successor) and January 1, 2010 to August 12, 2010 (Predecessor) and the year ended December 31, 2009 (Predecessor), and through April 15, 2011, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARE INVESTMENT TRUST INC.
Date: April 18, 2011	By:	/s/ Salvatore (Torey) V. Riso, Jr.
		Name:	Salvatore (Torey) V. Riso, Jr.
		Title:	President and Chief Executive Officer

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